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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of The
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest event
                            reported): May 31, 2006


                         MORGAN STANLEY CAPITAL I INC.
                         -----------------------------
            (Exact name of registrant as specified in its charter)

          Delaware                     333-130684                13-3291626
------------------------------ --------------------------- ---------------------
(State or Other Jurisdiction    (Commission File Number)       (IRS Employer
      of Incorporation)                                     Identification No.)

      1585 Broadway, 2nd Floor, New York, New York                 10036
---------------------------------------------------------- ---------------------
        (Address of Principal Executive Offices)                (Zip Code)


                                (212) 761-4700
             ----------------------------------------------------
             (Registrant's Telephone Number, Including Area Code)

________________________________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
      CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8   Other Events.
---------   -------------

Item 8.01.  Other Events.
---------   -------------

      On May 31, 2006, Morgan Stanley Capital I, Inc., (the "Company") caused the issuance, pursuant to a pooling and servicing agreement, dated as of May
1, 2006 (the "Pooling and Servicing Agreement"), among the Company, as depositor, Wells Fargo Bank, National Association, as master servicer and securities administrator and LaSalle Bank National Association, as trustee and a custodian of Morgan Stanley Mortgage Loan Trust 2006-8AR (the "MSM 2006-8AR Mortgage Loan Trust"), Mortgage Pass-Through Certificates, Series 2006-8AR
(the "Certificates"). The Pooling and Servicing Agreement is annexed hereto as Exhibit 99.1. Certain classes of the Certificates, designated as Class 1-A-1, Class 1-A-2, Class 1-A-3, Class 1-A-4, Class 1-A-5, Class 2-A-1, Class 2-A-2, Class 3-A, Class 4-A-1, Class 4-A-2, Class 5-A-1, Class 5-A-2, Class 5-A-3, Class 5-A-4, Class 5-A-5, Class 6-A-1, Class 6-A-2, Class 1-M-1, Class 1-M-2, Class 1-M-3, Class 1-M-4, Class 1-M-5, Class 1-M-6, Class 1-B-1, Class 1-B-2, Class 1-B-3, Class II-B-1, Class II-B-2, Class II-B-3, Class III-B-1, Class III-B-2, Class III-B-3 and Class A-R Certificates (collectively, the "Publicly-Offered Certificates") were registered under the Registrant's registration statement on Form S-3 (Registration No. 333-130684). The Publicly-Offered Certificates were sold to Morgan Stanley & Co. Incorporated (the "Underwriter"), pursuant to an underwriting agreement dated as of May 25, 2006 (the "Underwriting Agreement"), between the Registrant, and the Underwriter. The Underwriting Agreement is annexed hereto as Exhibit 99.2. The remaining classes of the Certificates, designated as Class OC, Class II-B-4, Class II-B-5, Class II-B-6, Class III-B-4, Class III-B-5, Class III-B-6, Class P-1 and Class P-2 Certificates (collectively, the "Privately Offered Certificates"), were sold to the Underwriter pursuant to a certificate purchase agreement dated as of May 31, 2006 (the "Certificate Purchase Agreement").

      Certain of the mortgage loans backing the Publicly-Offered Certificates (the "MSM Mortgage Loans") were acquired by the Registrant from Morgan Stanley Mortgage Capital Inc. ("MSMCI") as seller pursuant to a mortgage loan purchase agreement dated as of May 1, 2006 (the "MSMCI Mortgage Loan Purchase Agreement"). The MSMCI Mortgage Loan Purchase Agreement is annexed hereto as
Exhibit 99.3a.

      On May 31, 2006, a tax opinion was issued by Sidley Austin LLP (the "Tax Opinion") regarding certain tax matters. The Tax Opinion is annexed hereto as
Exhibit 99.3b.

      On May 31, 2006, Wells Fargo Bank, National Association, solely in its capacity as securities administrator on behalf of the Morgan Stanley Mortgage Loan Trust 2006-8AR (the "Swap Trust"), entered into an interest rate hedge agreement (the "Swap Contract"), as evidenced by a Confirmation between the Swap Trust and Morgan Stanley Capital Services Inc. (the "Swap Confirmation"). The Swap Confirmation is annexed hereto as Exhibit 99.4.

      Certain of the mortgage loans are held by J.P. Morgan Trust Company, National Association as custodian pursuant to a custodial agreement dated as of May 1, 2006 (the "JPM Custodial Agreement"). The JPM Custodial Agreement is annexed hereto as Exhibit 99.5.

      Certain of the mortgage loans are held by Wells Fargo Bank, National Association as custodian pursuant to a custodial agreement dated as of May 1, 2006 (the "Wells Fargo Custodial Agreement"). The Wells Fargo Custodial Agreement is annexed hereto as Exhibit 99.6.

      Certain of the mortgage loans were acquired from American Home pursuant to a mortgage loan sale and servicing agreement dated as of January 1, 2006 (the "American Home January Purchase Agreement"), as amended by the Assignment, Assumption and Recognition Agreement dated as of May 1, 2006 among the Registrant, MSMCI, American Home, American Home Mortgage Servicing, Inc. and the Trustee (the "American Home Servicing-Retained Assignment Agreement"). The American Home Servicing-Retained Assignment Agreement is annexed hereto as
Exhibit 99.7a and the American Home January Purchase Agreement is annexed hereto as Exhibit 99.7b.

      Certain of the mortgage loans were acquired by MSMCI from First National Bank of Nevada ("FNBN") as seller pursuant to a mortgage loan purchase agreement dated as of October 1, 2005 (the "FNBN Purchase Agreement"), as amended by the Assignment, Assumption and Recognition Agreement dated as of May 1, 2006 among the Registrant, MSMCI, FNBN and the Trustee (the "FNBN Assignment Agreement"). The FNBN Assignment Agreement is annexed hereto as
Exhibit 99.8a, and the FNBN Purchase Agreement is annexed hereto as Exhibit
99.8b.

      Certain of the mortgage loans for which MSMCI owns the servicing rights are serviced by GMAC Mortgage Corporation ("GMACM") pursuant to a servicing agreement dated January 1, 2006 (the "GMACM Servicing Agreement"), as amended by the Assignment, Assumption and Recognition Agreement dated as of May 1, 2006 among the Registrant, MSMCI, GMACM, the Master Servicer and the Trustee (the "GMACM Assignment Agreement"). The GMACM Assignment Agreement is annexed hereto as Exhibit 99.9a, and the GMACM Servicing Agreement is annexed hereto as Exhibit 99.9b. On September 1, 2006 MSMCI sold the servicing rights of certain of these mortgage loans to Wells Fargo Bank, National Association ("WF Servicer"). These mortgage loans are being serviced pursuant to the Seller's Warranties and Servicing Agreement dated as of December 1, 2005, between the Sponsor and WF Servicer (the "WF Servicer Purchase Agreement"), as modified by the Omnibus Assignment, Assumption and Recognition Agreement, dated as of September 1, 2006, among the Registrant, MSMCI, WF Servicer, the Master Servicer and the Trustee (the "Omnibus Assignment Agreement"). The WF Servicer Purchase Agreement is annexed hereto as Exhibit 99.9c. The Omnibus Assignment Agreement is annexed hereto as Exhibit 99.9d. On September 1, 2006 MSMCI sold the servicing rights of certain of these mortgage loans to Central Mortgage Company ("Central"). These mortgage loans are being serviced pursuant to the Seller's Warranties and Servicing Agreement dated as of April 17, 2006, between the Sponsor and Central (the "Central Purchase Agreement"), as modified by the Omnibus Assignment, Assumption and Recognition Agreement, dated as of September 1, 2006, among the Registrant, MSMCI and the Trustee (the "Omnibus Assignment Agreement"). The Central Purchase Agreement is annexed hereto as Exhibit 99.9e. The Omnibus Assignment Agreement is annexed hereto as Exhibit 99.9f.

      Certain of the mortgage loans were acquired by MSMCI from The Hemisphere National Bank ("Hemisphere") as seller pursuant to a mortgage loan sale and servicing agreement dated as of December 1, 2005 (the "Hemisphere Purchase Agreement"), as amended by the Assignment, Assumption and Recognition Agreement dated as of May 1, 2006 among the Registrant, MSMCI, Hemisphere and the Trustee (the "Hemisphere Assignment Agreement"). The Hemisphere Assignment Agreement is annexed hereto as Exhibit 99.10a, and the Hemisphere Purchase Agreement is annexed hereto as Exhibit 99.10b.

      Certain of the mortgage loans were acquired by MSMCI from Morgan Stanley Credit Corporation ("MSCC") as seller pursuant to a mortgage loan purchase agreement dated as of November 1, 2005 (the "MSCC Purchase Agreement"), as amended by the Assignment, Assumption and Recognition Agreement dated as of May 1, 2006 among the Registrant, MSMCI, MSCC and the Trustee (the "MSCC Assignment Agreement"). The MSCC Assignment Agreement is annexed hereto as
Exhibit 99.11a, and the MSCC Purchase Agreement is annexed hereto as Exhibit 99.11b.

      Certain of the mortgage loans were acquired by MSMCI from MortgageIT, Inc., ("MortgageIT") as seller pursuant to a mortgage loan purchase agreement dated as of March 1, 2006 (the "MortgageIT Purchase Agreement"), as amended by the Assignment, Assumption and Recognition Agreement dated as of May 1, 2006 among the Registrant, MSMCI, MortgageIT and the Trustee (the "MortgageIT Assignment Agreement"). The MortgageIT Assignment

Agreement is annexed hereto as Exhibit 99.12a, and the MortgageIT Purchase Agreement is annexed hereto as Exhibit 99.12b.

      Certain of the mortgage loans were acquired from Wachovia Mortgage Corporation ("Wachovia") pursuant to a mortgage loan sale and servicing agreement dated as of September 1, 2004 (the "Wachovia September Purchase Agreement"), as supplemented by the Amended Regulation AB Compliance Addendum (the "Wachovia Reg AB Addendum"), dated as of April 17, 2006, as amended by the Assignment, Assumption and Recognition Agreement dated as of May 1, 2006 among the Registrant, MSMCI, Wachovia, the Master Servicer and the Trustee (the "Wachovia Servicing-Retained Assignment Agreement"). Certain of the mortgage loans were acquired by MSMCI from Wachovia as seller pursuant to a mortgage loan purchase agreement dated as of February 28, 2005 (the "Wachovia February Purchase Agreement"), as amended by the Assignment, Assumption and Recognition Agreement dated as of May 1, 2006 among the Registrant, MSMCI, Wachovia and the Trustee (the "Wachovia Servicing-Released Assignment Agreement"). The Wachovia Servicing-Retained Assignment Agreement is annexed hereto as Exhibit 99.13a, the Wachovia Reg AB Addendum is annexed hereto as
Exhibit 99.13b and the Wachovia September Purchase Agreement is annexed hereto as Exhibit 99.13c. The Wachovia Servicing-Released Assignment Agreement is annexed hereto as Exhibit 99.14a, and the Wachovia February Purchase Agreement is annexed hereto as Exhibit 99.14b.

      Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Pooling and Servicing Agreement.


Section 9   Financial Statements and Exhibits.
---------   ----------------------------------

Item 9.01   Financial Statements and Exhibits.
---------   ----------------------------------

(a) Financial statements of businesses acquired:
    --------------------------------------------

         Not applicable.

(b) Pro forma financial information:
    --------------------------------

         Not applicable.

(c) Exhibits:                                                              Page:
    ----------------------------------------------------------------------------

Exhibit 99.1 Pooling and Servicing Agreement, dated as of May 1, 2006, among Morgan Stanley Capital I, Inc., as depositor, Wells Fargo
                Bank, National Association, as master servicer and as securities administrator and LaSalle Bank National
                Association, as trustee and a custodian.

Exhibit 99.2 Underwriting Agreement, dated as of May 25, 2006, among Morgan Stanley & Co. Incorporated and Morgan Stanley Capital I, Inc.

Exhibit 99.3a MSMCI Mortgage Loan and Purchase Agreement, dated as of May 1, 2006, among Morgan Stanley Mortgage Capital Inc. and Morgan Stanley Capital I, Inc.

Exhibit 99.3b   Tax Opinion, dated May 31, 2006, issued by Sidley Austin LLP.

Exhibit 99.4 Swap Confirmation, dated as of May 31, 2006, between Morgan Stanley Capital Services Inc. and Wells Fargo Bank, National Association, solely in its capacity as securities administrator.

Exhibit 99.5 JPM Custodial Agreement, dated as of May 1, 2006, among Morgan Stanley Mortgage Capital Inc., American Home Mortgage Corp., American Home Mortgage Servicing, Inc., The Hemisphere
                National Bank, Morgan Stanley Credit Corp., Wachovia Mortgage Corporation, Wells Fargo Bank, National Association, as master servicer and as securities administrator, LaSalle Bank
                National Association, as trustee, and J.P. Morgan Trust Company, National Association, as custodian.

Exhibit 99.6    Wells Fargo Custodial Agreement, dated as of May 1,
                2006, among Morgan Stanley Mortgage Capital Inc., Morgan Stanley Credit Corporation, Wells Fargo Bank, National Association, as master servicer and as securities administrator, LaSalle Bank National Association, as trustee, and Wells Fargo Bank, National Association, as custodian.

Exhibit 99.7a American Home Servicing-Retained Assignment Agreement, dated as May 1, 2006, among Morgan Stanley Capital I, Inc., Morgan Stanley Mortgage Capital Inc., American Home Mortgage Corp., American Home Mortgage Servicing Inc. and LaSalle Bank
                National Association, as trustee.

Exhibit 99.7b American Home January Purchase Agreement, dated as of January 1, 2006, between Morgan Stanley Capital Inc., American Home Mortgage Corp. and American Home Mortgage Servicing Inc.

Exhibit 99.8a FNBN Assignment Agreement, dated as of May 1, 2006, among Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Inc., First National Bank of Nevada and LaSalle Bank National Association, as trustee.

Exhibit 99.8b FNBN Purchase Agreement, dated as of October 1, 2005, among Morgan Stanley Mortgage Capital Inc. and First National Bank of Nevada.

Exhibit 99.9a GMACM Assignment Agreement, dated as of May 1, 2006, among Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Inc., GMAC Mortgage Corporation, LaSalle Bank National Association, as trustee, and Wells Fargo Bank, National Association, as master servicer.

Exhibit 99.9b GMACM Servicing Agreement, dated as of January 1, 2006, between Morgan Stanley Mortgage Capital Inc. and GMAC Mortgage Corporation.

Exhibit 99.9c WF Servicer Purchase Agreement, dated as of December 1, 2005 among Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Inc., Wells Fargo Bank, National Association, as servicer, LaSalle Bank National Association, as trustee and Wells Fargo Bank, National Association, as master servicer.

Exhibit 99.9d Omnibus Assignment Agreement, dated as of September 1, 2006 among Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Inc., Wells Fargo Bank, National Association, as servicer, LaSalle Bank National Association, as trustee and Wells Fargo Bank, National Association, as master servicer.

Exhibit 99.9e Central Purchase Agreement, dated as of April 17, 2006 among Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Inc., Central Mortgage Company, as servicer, LaSalle Bank National Association, as trustee and Wells Fargo Bank, National Association, as master servicer.

Exhibit 99.9f Omnibus Assignment Agreement, dated as of September 1, 2006 among Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Inc., Central Mortgage Company, as servicer, LaSalle Bank National Association, as trustee and Wells Fargo Bank, National Association, as master servicer.

Exhibit 99.10a Hemisphere Assignment Agreement, dated as of May 1, 2006, between Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Inc., The Hemisphere National Bank, LaSalle Bank National Association, as trustee and Wells Fargo Bank, National Association, as master servicer.

Exhibit 99.10b Hemisphere Purchase Agreement, dated as of December 1, 2005, between Morgan Stanley Mortgage Capital Inc. and The Hemisphere National Bank.

Exhibit 99.11a MSCC Assignment Agreement, dated as of May 1, 2006, between Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Inc., Morgan Stanley Credit Corporation and LaSalle Bank National Association, as trustee.

Exhibit 99.11b MSCC Purchase Agreement, dated as of November 1, 2005, between Morgan Stanley Mortgage Capital Inc. and Morgan Stanley Credit Corporation.

Exhibit 99.12a MortgageIT Assignment Agreement, dated as of May 1, 2006, among Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Inc., MortgageIT, Inc. and LaSalle Bank National Association, as trustee.

Exhibit 99.12b MortgageIT Purchase Agreement, dated as of March 1, 2006, between Morgan Stanley Mortgage Capital Inc. and MortgageIT, Inc.

Exhibit 99.13a Wachovia Servicing-Retained Assignment Agreement, dated as of May 1, 2006, among Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Inc. and Wachovia Mortgage Corporation, as seller, LaSalle Bank National Association, as trustee and Wells Fargo Bank, National Association, as master servicer.

Exhibit 99.13b Wachovia Regulation AB Addendum, dated April 17, 2006, between Morgan Stanley Mortgage Capital Inc. and Wachovia Mortgage Corporation.

Exhibit 99.13c Wachovia September Purchase Agreement, dated as of September 1, 2004, between Morgan Stanley Mortgage Capital Inc. and
                Wachovia Mortgage Corporation.

Exhibit 99.14a Wachovia Servicing-Released Assignment Agreement, dated as of May 1, 2006, among Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Inc., Wachovia Mortgage Corporation and LaSalle Bank National Association, as trustee.

Exhibit 99.14b Wachovia February Purchase Agreement, dated as of February 28, 2005, between Morgan Stanley Mortgage Capital Inc. and Wachovia Mortgage Corporation.

SIGNATURES
      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Date:  January 24, 2007


                                        MORGAN STANLEY CAPITAL I INC.






                                        By:  /s/  Valerie Kay
                                           ---------------------------
                                           Name:  Valerie Kay
                                           Title: Vice President

                                 Exhibit Index
                                 -------------

Exhibit Index
-------------

Item 601(a) of                          Description                                Paper (P) or Electronic (E)
---------------                         -----------                                ---------------------------
Regulation S-K
--------------
     99.1       Pooling and Servicing Agreement, dated as of May 1, 2006,                        E
                among Morgan Stanley Capital I, Inc., as depositor,
                Wells Fargo Bank, National Association, as master servicer and as securities administrator and LaSalle Bank National
                Association, as trustee and a custodian.

     99.2       Underwriting Agreement, dated as of May 25, 2006, among Morgan                   E
                Stanley & Co. Incorporated and Morgan Stanley Capital I, Inc.

     99.3a      MSMCI Mortgage Loan and Purchase Agreement, dated as of May 1,                   E
                2006, among Morgan Stanley Mortgage Capital Inc. and Morgan
                Stanley Capital I, Inc.

     99.3b      Tax Opinion, dated May 31, 2006, issued by Sidley Austin LLP.


     99.4       Swap Confirmation, dated as of May 31, 2006, between Morgan                      E
                Stanley Capital Services Inc. and Wells Fargo Bank, National
                Association, solely in its capacity as securities
                administrator.

     99.5       JPM Custodial  Agreement, dated as of May 1, 2006, among                         E
                Morgan Stanley Mortgage Capital Inc., American Home Mortgage
                Corp., American Home Mortgage Servicing, Inc., The Hemisphere
                National Bank, Morgan Stanley Credit Corp., Wachovia Mortgage
                Corporation, Wells Fargo Bank, National Association, as master servicer and as securities administrator, LaSalle Bank
                National Association, as trustee, and J.P. Morgan Trust
                Company, National Association, as custodian.

     99.6       Wells Fargo Custodial  Agreement, dated as of May 1, 2006,                       E
                among Morgan Stanley Mortgage Capital Inc., Morgan Stanley
                Credit Corporation, Wells Fargo Bank, National Association, as
                master servicer and as securities administrator, LaSalle Bank
                National Association, as trustee, and Wells Fargo Bank,
                National Association, as custodian.

     99.7a      American Home Servicing-Retained Assignment Agreement, dated                     E
                as May 1, 2006, among Morgan Stanley Capital I, Inc., Morgan
                Stanley Mortgage Capital Inc., American Home Mortgage Corp.,
                American Home Mortgage Servicing Inc. and


                LaSalle Bank National Association, as trustee.
     99.7b      American Home January Purchase Agreement, dated as of January                    E
                1, 2006, between Morgan Stanley Capital Inc., American Home
                Mortgage Corp. and American Home Mortgage Servicing Inc.

     99.8a      FNBN Assignment Agreement, dated as of May 1, 2006, among                        E
                Morgan Stanley Capital I Inc.,  Morgan Stanley Mortgage
                Capital Inc., First National Bank of Nevada and LaSalle Bank
                National Association, as trustee.

     99.8b      FNBN Purchase Agreement, dated as of October 1, 2005, among                      E
                Morgan Stanley Mortgage Capital Inc. and First National Bank
                of Nevada.

     99.9a      GMACM Assignment Agreement, dated as of May 1, 2006, among                       E
                Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital
                Inc., GMAC Mortgage Corporation, LaSalle Bank National
                Association, as trustee, and Wells Fargo Bank, National
                Association, as master servicer.

     99.9b      GMACM Servicing Agreement, dated as of January 1, 2006,                          E
                between Morgan Stanley Mortgage Capital Inc. and GMAC Mortgage
                Corporation.

     99.9c WF Servicer Purchase Agreement, dated as of December 1, 2005 among Morgan Stanley Capital I Inc., Morgan Stanley Mortgage
                Capital Inc., Wells Fargo Bank, National Association, as servicer, LaSalle Bank National Association, as trustee and Wells Fargo Bank, National Association, as master servicer.

     99.9d     Omnibus Assignment Agreement, dated as of September 1, 2006                       E
               among Morgan Stanley Capital I Inc., Morgan Stanley Mortgage
               Capital Inc., Wells Fargo Bank, National Association, as
               servicer, LaSalle Bank National Association, as trustee and
               Wells Fargo Bank, National Association, as master servicer.

     99.9e     Central Purchase Agreement, dated as of April 17, 2006 among                      E
               Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital
               Inc., Central Mortgage Company, as servicer, LaSalle Bank
               National Association, as trustee and Wells Fargo Bank, National
               Association, as master servicer.

     99.9f     Omnibus Assignment Agreement, dated as of September 1, 2006                       E
               among Morgan Stanley Capital I Inc., Morgan Stanley Mortgage
               Capital Inc., Central Mortgage Company, as servicer, LaSalle
               Bank National Association, as trustee and Wells Fargo Bank,
               National Association, as master servicer.

     99.10a     Hemisphere Assignment Agreement, dated as of May 1, 2006,                        E
                between Morgan Stanley Capital I Inc., Morgan Stanley Mortgage
                Capital Inc., The Hemisphere National Bank, LaSalle Bank
                National Association, as trustee and Wells Fargo Bank,
                National Association, as master  servicer.

     99.10b     Hemisphere Purchase Agreement, dated as of December 1, 2005,                     E
                between Morgan Stanley Mortgage Capital Inc. and The
                Hemisphere National Bank.

     99.11a     MSCC Assignment Agreement, dated as of May 1, 2006, between                      E
                Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital
                Inc., Morgan Stanley Credit Corporation and LaSalle Bank
                National Association, as trustee.

     99.11b     MSCC Purchase Agreement, dated as of November 1, 2005, between                   E
                Morgan Stanley Mortgage Capital Inc. and Morgan Stanley Credit
                Corporation.

     99.12a     MortgageIT Assignment Agreement, dated as of May 1, 2006,                        E
                among Morgan Stanley Capital I Inc., Morgan Stanley Mortgage
                Capital Inc., MortgageIT, Inc. and LaSalle Bank National
                Association, as


                trustee.

     99.12b     MortgageIT Purchase Agreement, dated as of March 1, 2006,                        E
                between Morgan Stanley Mortgage Capital Inc. and MortgageIT,
                Inc.

     99.13a     Wachovia Servicing-Retained Assignment Agreement, dated as of                    E
                May 1, 2006, among Morgan Stanley Capital I Inc., Morgan
                Stanley Mortgage Capital Inc. and Wachovia Mortgage
                Corporation, as seller, LaSalle Bank National Association, as trustee and Wells Fargo Bank, National Association, as master servicer.

     99.13b     Wachovia Regulation AB Addendum, dated April 17, 2006, between                   E
                Morgan Stanley Mortgage Capital Inc. and Wachovia Mortgage
                Corporation.

     99.13c     Wachovia September Purchase Agreement, dated as of September                     E
                1, 2004, between Morgan Stanley Mortgage Capital Inc. and
                Wachovia Mortgage Corporation.

     99.14a     Wachovia Servicing-Released Assignment Agreement, dated as of                    E
                May 1, 2006, among Morgan Stanley Capital I Inc., Morgan
                Stanley Mortgage Capital Inc., Wachovia Mortgage Corporation
                and LaSalle Bank National Association, as trustee.

     99.14b     Wachovia February Purchase Agreement, dated as of February 28,                   E
                2005, between Morgan Stanley Mortgage Capital Inc. and
                Wachovia Mortgage Corporation.
